SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                  Form 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 18, 1998


                            AmeriVest Properties Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-14462                      84-1240264
         --------                    -------                      ----------
(State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation)                Number)                Identification No.)




            2801 Youngfield Street, Suite 300, Golden, Colorado 80401
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 205-7870


             7100 Grandview Avenue, Suite 1, Arvada, Colorado 80002
             ------------------------------------------------------
                  (Former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Real Estate Properties Acquired

Independent Auditor's Report                                           F-1
Combined Statements of Real Estate Operating Revenues
    and Expenses - year ended December 31, 1997
    and six months ended June 30, 1998 (unaudited)                     F-2
Notes to Financial Statements                                          F-3-4


Unaudited Pro Forma Financial Information

Pro Forma Financial Information                                        F-5
Unaudited Pro Forma Consolidated Balance Sheet
    as of June 30, 1998                                                F-6
Unaudited Pro Forma Consolidated Statement of
    Operations - six months ended June 30, 1998                        F-7
Unaudited Pro Forma Consolidated Statement of
    Operations - year ended December 31, 1997                          F-8
Notes to Unaudited Pro Forma Consolidated
    Financial Statements                                               F-9

                          INDEPENDENT AUDITOR'S REPORT

To The Board of Directors and Stockholders
AMERIVEST PROPERTIES INC.

We have audited the accompanying combined statement of real estate operating revenues and expenses for four Texas real estate properties acquired by AmeriVest Buildings Texas Inc., a wholly owned subsidiary of AmeriVest Properties Inc., for the year ended December 31, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the real estate operating revenues and expenses of the Texas real estate properties acquired by AmeriVest Buildings Texas Inc.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the real estate operating revenues and expenses of the Texas real estate properties acquired by AmeriVest Buildings Texas Inc., for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                      Wheeler Wasoff, P.C.


Denver, Colorado
October 22, 1998

                            AMERIVEST PROPERTIES INC.
                      TEXAS REAL ESTATE PROPERTIES ACQUIRED
       COMBINED STATEMENTS OF REAL ESTATE OPERATING REVENUES AND EXPENSES
   YEAR ENDED DECEMBER 31, 1997 AND SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)


                                                  Year Ended    Six Months Ended
                                               December 31,1997   June 30, 1998
                                                                   (Unaudited)

REAL ESTATE OPERATING REVENUES                     $845,288           $427,727
                                                   --------           --------

REAL ESTATE OPERATING EXPENSES
     Property operating expenses
              Operating expenses                    315,616            157,782
              Real estate taxes                      77,356             38,678
              Management fees                        36,000             18,000
     General and administrative                       1,779                546
                                                   --------           --------

                                                    430,751            215,006
                                                   --------           --------

NET INCOME FROM REAL ESTATE OPERATIONS             $414,537           $212,721
                                                   ========           ========




     The accompanying notes are an integral part of the financial statement.

                            AMERIVEST PROPERTIES INC.
                      TEXAS REAL ESTATE PROPERTIES ACQUIRED
                          NOTES TO FINANCIAL STATEMENTS
                 DECEMBER 31, 1997 and JUNE 30, 1998 (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

     On August 18, 1998, pursuant to a purchase and sale agreement entered into in June 1998, AmeriVest Properties Inc. (AmeriVest), through its wholly owned subsidiary AmeriVest Buildings Texas Inc. (AmeriVest Buildings) completed the acquisition of 4 office buildings (the Acquired Buildings) in the State of Texas. The aggregate purchase price for the Acquired Buildings of $3.625 million consisted of approximately $1.953 million in cash and the assumption of $1.672 million of existing debt.

     The real estate operating revenues and expenses presented in the accompanying financial statements relate only to the operations of the Acquired Buildings and do not represent all of the operating costs and expenses of the sellers. Operating expenses include the actual costs of operating and maintaining the Acquired Buildings, but do not include charges for interest, depreciation, federal or state income taxes or general and administrative expenses not directly related to the Acquired Buildings. The amounts of these omitted expenses are not known or reasonably available. The real estate operating expenses for the periods presented may not be indicative of future operation of the Acquired Buildings.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Rental revenue from real estate operations is recognized as earned, on a monthly basis.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            AMERIVEST PROPERTIES INC.
                      TEXAS REAL ESTATE PROPERTIES ACQUIRED
                          NOTES TO FINANCIAL STATEMENTS
                 DECEMBER 31, 1997 and JUNE 30, 1998 (Unaudited)


NOTE 3 - LEASE AGREEMENTS

     The following table summarizes future minimum base rent to be received from noncancelable tenant leases for the Acquired Buildings that expire each year as of December 31:

                  1998                    $   915,502
                  1999                        786,910
                  2000                        752,462
                  2001                        710,532
                  2002                        710,532
                  Thereafter                6,778,555
                                          -----------

                                          $10,654,493
                                          ===========


NOTE 4 - CONCENTRATIONS

     The Acquired Buildings are leased primarily (63% in the aggregate) to NationsBank, Texas, N.A., under long-term lease agreements.


NOTE 5 - UNAUDITED FINANCIAL STATEMENT

     The  financial  statement  for  the  six  months  ended  June  30,  1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to a fair presentation of the financial statement for that interim period have been made. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION

In August 1998 AmeriVest, through its wholly owned subsidiary, AmeriVest Buildings Texas Inc., ("AmeriVest Buildings"), acquired four office buildings in the State of Texas. In June and July 1998 AmeriVest had previously acquired, through its wholly owned subsidiaries, AmeriVest Properties Texas Inc. and AmeriVest Properties Odessa Inc., eleven office buildings in Texas. These acquisitions were previously reported on Form 8-K filed as of July 13, 1998.

The accompanying pro forma consolidated balance sheet presents, as of June 30, 1998,(i) the historical financial information of AmeriVest as of June 30, 1998 in the "AmeriVest (Historical)" column, (ii) the pro forma financial information reflecting the acquistions of 11 buildings on July 13, 1998 in the "Pro Forma (Previously Reported)" column as if those acquisitions had occurred on June 30, 1998, and (iii) the pro forma combined financial information, as adjusted for the acquisition of the Acquired Buildings by AmeriVest Buildings on August 18, 1998 as if the acquisition had occurred on June 30, 1998, in the "Pro Forma Combined" column. A pro forma balance sheet setting forth the information included in the column entitled "Pro Forma (Previously Reported)" was previoulsy reported in the Company's Form 8-K Report filed as of July 13, 1998.

The accompanying pro forma consolidated statements of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively, combine the pro forma financial information of AmeriVest, which is set forth in the respective "Pro Forma (Previously Reported)" columns and was previously reported on the Form 8-K filed July 13, 1998, with the historical real estate operating revenues and expenses of the four Acquired Buildings as if the acquisitions had occurred at the beginning of each of the periods presented.

The pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest, the Pro Forma (Previously Reported) financial information, and the historical real estate operating revenues and expenses of the Acquired Buildings. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Acquired Buildings contained elsewhere in this document, the historical financial statements of AmeriVest for the periods ended June 30, 1998 and December 31, 1997 included in AmeriVest's Form 10-QSB and Form 10-KSB filed for each of those periods, respectively, and the Form 8-K filed by AmeriVest as of July 13, 1998.



                                          AMERIVEST PROPERTIES INC.
                                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                                JUNE 30, 1998
                                                 (Unaudited)

                                                                         Pro Forma
                                                        AmeriVest       (Previously      Pro Forma        Pro Forma
                                                       (Historical)      Reported)      Adjustments       Combined
Assets
Investment in Real Estate

   Land                                                $  2,726,698    $  3,689,118    $  1,023,000  (a) $  4,712,118
   Building and improvements                             13,192,757      19,454,637       2,702,000  (a)   22,156,637
   Furniture, Fixtures and Equipment                        249,675         249,675            --             249,675
   Tenant Improvements                                      539,490         539,490            --             539,490
   Less Accumulated depreciation and amortization        (5,399,504)     (5,399,504)           --          (5,399,504)
                                                       ------------    ------------    ------------      ------------


Net Investment in Real Estate                            11,309,116      18,533,416       3,725,000        22,258,416


   Cash and cash equivalents                                209,874         209,874         302,000  (c)      511,874
   Tenant accounts receivable                                33,811          33,811            --              33,811
   Deferred Financing Costs, Net                            101,347         176,894            --             176,894
   Prepaid Expenses and Other Assets                        617,150         829,615        (200,000) (d)      629,615
                                                       ------------    ------------    ------------      ------------



Total Assets                                           $ 12,271,298    $ 19,783,610    $  3,827,000      $ 23,610,610
                                                       ============    ============    ============      ============


LIABILITIES AND STOCKHOLDERS'  EQUITY


LIABILITIES


   Mortgage loans and notes payable                    $  8,393,704    $ 14,833,634    $  4,127,000  (b) $ 18,960,634
   Accounts payable and accrued expenses                     74,473          74,473            --              74,473
   Accrued interest                                          56,219          56,219            --              56,219
   Accrued real estate taxes                                188,099         260,981            --             260,981
   Prepaid rents and security deposits                       89,913          89,913            --              89,913
   Dividends payable                                        161,783         161,783            --             161,783
                                                       ------------    ------------    ------------      ------------


Total Liabilities                                         8,964,191      15,477,003       4,127,000        19,604,003
                                                       ------------    ------------    ------------      ------------

STOCKHOLDERS' EQUITY


   Common stock                                               1,445           1,645            --               1,645
   Capital in excess of par value                         4,540,938       5,540,238            --           5,540,238
   Distributions in excess of accumulated earnings       (1,235,276)     (1,235,276)       (300,000) (e)   (1,535,276)
                                                       ------------    ------------    ------------      ------------


Total Stockholders' Equity                                3,307,107       4,306,607        (300,000)        4,006,607
                                                       ------------    ------------    ------------      ------------

Total Liabilities and Stockholders' Equity             $ 12,271,298    $ 19,783,610    $  3,827,000      $ 23,610,610
                                                       ============    ============    ============      ============


                             See notes to the pro forma consolidated financial statements.


                                                         F-6


                                    AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          SIX MONTHS ENDED JUNE 30, 1998
                                                    (Unaudited)

                                                               Pro Forma
                                                  AmeriVest   (Previously     Acquired      Pro Forma      Pro Forma
                                                 (Historical)   Reported)     Buildings    Adjustments     Combined
REAL ESTATE OPERATING REVENUE
    Rental revenue
     Commercial properties                       $   661,001   $ 1,395,577   $   427,727   $      --      $ 1,823,304
     Storage properties                              721,138       721,138          --            --          721,138
                                                 -----------   -----------   -----------   -----------    -----------

                                                   1,382,139     2,116,715       427,727          --        2,544,442
                                                 -----------   -----------   -----------   -----------    -----------

REAL ESTATE OPERATING EXPENSES
     Property operating expenses
         Operating expenses                          302,091       551,780       157,782          --          709,562
         Real estate taxes                           149,603       228,131        38,678          --          266,809
         Management fees                              75,491       112,219        18,000          --          130,219
     General and administrative                      197,309       211,853           546          --          212,399
     Interest                                        356,527       583,527          --          87,000 (f)    670,527
     Depreciation and amortization                   294,755       414,112          --          52,600 (g)    466,712
                                                 -----------   -----------   -----------   -----------    -----------

                                                   1,375,776     2,101,622       215,006       139,600      2,456,228
                                                 -----------   -----------   -----------   -----------    -----------

OTHER INCOME
    Interest Income                                    1,742         1,742          --            --            1,742
                                                 -----------   -----------   -----------   -----------    -----------

NET INCOME                                       $     8,105   $    16,835   $   212,721   $  (139,600)   $    89,956
                                                 ===========   ===========   ===========   ===========    ===========

NET INCOME PER COMMON SHARE                                                                               $      0.05
                                                                                                          ===========

NET INCOME PER COMMON SHARE
    ASSUMING DILUTION                                                                                     $      0.05
                                                                                                          ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING                                                                                             1,645,270
                                                                                                          ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
    OUTSTANDING ASSUMING DILUTION                                                                           1,650,270
                                                                                                          ===========


                           See notes to the pro forma consolidated financial statements.

                                                       F-7



                                           AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                   YEAR ENDED DECEMBER 31, 1997
                                                           (Unaudited)

                                                    AmeriVest        Pro Forma         Acquired         Pro Forma          Pro Forma
                                                  (Historical) (Previously Reported)   Buildings       Adjustments         Combined
REAL ESTATE OPERATING REVENUE
   Rental revenue
     Commercial properties                        $ 1,132,849       $ 2,586,385       $   845,288      $      --         $ 3,431,673
     Storage properties                             1,349,333         1,349,333              --                            1,349,333
                                                  -----------       -----------       -----------      -----------       -----------

                                                    2,482,182         3,935,718           845,288             --           4,781,006
                                                  -----------       -----------       -----------      -----------       -----------

REAL ESTATE OPERATING EXPENSES
     Property operating expenses
         Operating expenses                           559,304         1,035,362           315,616             --           1,350,978
         Real estate taxes                            282,860           439,913            77,356             --             517,269
         Management fees                              141,136           213,813            36,000             --             249,813
     General and administrative                       400,376           426,263             1,779             --             428,042
     Interest                                         685,429         1,143,129              --            209,000  (f)    1,352,129
     Depreciation and amortization                    570,307           809,021              --            105,000  (g)      914,021
                                                  -----------       -----------       -----------      -----------       -----------

                                                    2,639,412         4,067,501           430,751          314,000         4,812,252
                                                  -----------       -----------       -----------      -----------       -----------

OTHER INCOME
    Interest Income                                    36,778            36,778              --               --              36,778
                                                  -----------       -----------       -----------      -----------       -----------

NET (LOSS) INCOME                                 $  (120,452)      $   (95,005)      $   414,537      $  (314,000)      $     5,532
                                                  ===========       ===========       ===========      ===========       ===========


NET INCOME PER COMMON SHARE                                                                                              $     0.003
                                                                                                                         ===========


WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                                                                                     1,604,470
                                                                                                                         ===========



                                 See notes to the pro forma consolidated financial statements.

                                                           F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma financial statements are presented to reflect the acquisition of the four Acquired Buildings by AmeriVest's wholly owned subsidiary, AmeriVest Buildings.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma financial statements reflect the following pro forma adjustments:

     (a)  Purchase price of the four Acquired Buildings by AmeriVest Buildings.

     (b) Increase in mortgage loans and notes payable related to the Acquired Buildings by AmeriVest Buildings consisting of the assumption of $1.672 million existing debt on the Acquired Buildings (interest at 9%), and refinancing of debt on properties other than those acquired, owned by other subsidiaries of AmeriVest.

     (c) Net cash available after refinancing of existing debt and properties owned by other subsidiaries of AmeriVest.

     (d)  Reduction in deposit previously paid on Acquired Buildings.

     (e) Prepayment penalty on refinancing of existing debt on properties owned by other subsidiaries of AmeriVest.

     (f) Additional interest expense related to the assumption of existing debt on the Acquired Buildings by AmeriVest Buildings, and additional interest expense due to refinancing the existing debt on properties owned by other subsidiaries of AmeriVest.

     (g)  Additional depreciation expense on the four Acquired Buildings.

NOTES 3 - INCOME PER SHARE

     Pro forma income per common share for the six months ended June 30, 1998 and the year ended December 31, 1997 is computed based on the weighted average number of common shares outstanding during the periods, assuming that 207,200 shares issued in conjunction with the acquisition of the eleven buildings on July 13, 1998 were issued at the beginning of the periods.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 30, 1998                      AMERIVEST PROPERTIES INC.



                                             By: /s/ James F. Etter
                                                --------------------------------
                                                James F. Etter
                                                President